UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 5, 2025
Gates Industrial Corporation plc
(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-38366	98-1395184

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
1144 Fifteenth Street, Denver, Colorado 80202
(Address of Principal Executive Offices) (Zip Code)
(303) 744-1911
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.01 par value per share	GTES	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 5, 2025, Gates Industrial Corporation plc (the “Company”) held its 2025 annual general meeting of shareholders (the “AGM”). At the AGM, the Company’s shareholders voted on and approved each of the resolutions presented in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 17, 2025. The final number of votes cast for and against, and the final number of abstention votes and broker non-votes, with respect to each matter voted upon by the shareholders were as follows:
Resolution 1: To elect nine director nominees.

Nominee	For	Against	Abstain	Broker Non-Vote
Joseph S. Cantie	244,331,874	81,635	190,713	2,975,733
Fredrik Eliasson	232,229,950	12,183,559	190,713	2,975,733
James W. Ireland, III	243,734,122	680,187	189,913	2,975,733
Ivo Jurek	244,194,129	219,680	190,413	2,975,733
Stephanie K. Mains	244,233,331	180,935	189,956	2,975,733
Wilson S. Neely	242,968,605	1,432,198	203,419	2,975,733
Neil P. Simpkins	242,581,423	1,824,241	198,558	2,975,733
Alicia L. Tillman	243,136,690	1,225,205	242,327	2,975,733
Molly P. Zhang	244,225,480	188,733	190,009	2,975,733
Resolution 2: To approve, on an advisory basis, named executive officer compensation.

For	Against	Abstain	Broker Non-Vote
240,315,602	4,058,751	229,869	2,975,733

Resolution 3: To approve, on an advisory basis, the frequency of future advisory votes to approve the Company’s named executive officer compensation.

1 Year	2 Years	3 Years	Abstain
233,029,447	11,878	11,517,110	45,787
In light of the voting results on this resolution, the Company has determined it will hold an advisory vote on the compensation of its named executive officers every year until the next required advisory vote on such frequency.

Resolution 4: To approve, on an advisory basis, the Company’s directors’ remuneration report in accordance with the requirements of the United Kingdom (the “U.K.”) Companies Act 2006 (the “Companies Act”).

For	Against	Abstain	Broker Non-Vote
240,972,120	3,397,214	234,888	2,975,733

Resolution 5: To approve the Company’s directors remuneration policy in accordance with the requirements of the Companies Act.

For	Against	Abstain	Broker Non-Vote
242,039,330	2,351,442	213,450	2,975,733

Resolution 6: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2026.

For	Against	Abstain	Broker Non-Vote
245,422,404	1,953,401	204,150	0

Resolution 7: To re-appoint Deloitte LLP as the Company’s U.K. statutory auditor under the Companies Act.

For	Against	Abstain	Broker Non-Vote
245,420,318	1,955,405	204,232	0

Resolution 8: To authorize the Audit Committee of the board of directors of the Company to determine the remuneration of Deloitte LLP in its capacity as the Company’s U.K. statutory auditor.

For	Against	Abstain	Broker Non-Vote
246,379,535	980,760	219,660	0

Resolution 9: To authorize the Board to allot equity securities in the Company.

For	Against	Abstain	Broker Non-Vote
244,618,315	2,756,100	205,540	0

Resolution 10: As a special resolution: To authorize the Board to allot equity securities without pre-emptive rights.

For	Against	Abstain	Broker Non-Vote
236,385,258	10,982,056	212,641	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATES INDUSTRIAL CORPORATION PLC
By:	/s/ Cristin C. Bracken
	Name:	Cristin C. Bracken
	Title:	Chief Legal Officer
Date: June 10, 2025